Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Sensata Technologies Holding N.V. (the “Company”) for the quarter ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned chief executive officer and chief financial officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Martha Sullivan
Martha Sullivan President and Chief Executive Officer
Date:	October 24, 2017

/s/ Paul Vasington
Paul Vasington Executive Vice President and Chief Financial Officer
Date:	October 24, 2017